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                               NORWEST ADVANTAGE FUNDS

                                CONTRARIAN STOCK FUND

                                       A SHARES
                                       B SHARES

                          Supplement Dated February 4, 1997
                         to Prospectus Dated October 1, 1996

A Shares and B Shares of Contrarian Stock Fund currently are not offered for sale.

Forum Financial Services, Inc. will provide a 0.50% payment to selected broker-dealers for all exchanges made into another series of Norwest Advantage Funds. The Fund's contingent deferred sales load shall be waived for all redemptions. All A Share purchases of another series of Norwest Advantage Funds shall be at no additional sales charge. This promotion shall continue until all A Share and B Share assets have been liquidated from the Fund.